GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class C Shares of the

Goldman Sachs Mid Cap Growth Fund

(formerly, the Goldman Sachs Growth Opportunities Fund)

(the “Fund”)

Supplement dated April 14, 2022 to the

Prospectus and Summary Prospectus,

each dated December 29, 2021, as supplemented to date

At a meeting held on April 13, 2022 (the “Meeting”), the Board of Trustees of the Goldman Sachs Trust (the “Board”) approved a reverse share split for Class C Shares of the Fund, pursuant to which shareholders will receive one Class C Share in exchange for every 24 Class C Shares of the Fund they currently own. The reverse stock split is intended to bring the net asset value (“NAV”) of the Class C Shares of the Fund into better alignment with the NAVs of the Fund’s other share classes and reduce the variances among the NAVs that currently exist. This is intended to reduce marketplace confusion and bring greater uniformity to the ratio of capital gains to the NAV across all share classes of the Fund. The amount of each shareholder’s aggregate investment in the Fund will remain unchanged as a result of the split. The effect of the reverse share split is to reduce the number of shares outstanding of the Fund and increase the Fund’s Class C NAV per share. The reverse share split will not be a taxable event, nor does it have an impact on the Fund’s holdings or performance. No changes are contemplated at this time for the other share classes offered by the Fund.

The reverse share split will occur on or about May 13, 2022. After the close of the markets on that date, every 24 Class C Shares (or fractions thereof) of the Fund issued and outstanding will automatically and without any action on the part of shareholders be combined into one Class C Share (or fraction thereof) of the Fund. As a result, immediately following the reverse share split, each shareholder of Class C Shares of the Fund will hold a number of Class C Shares of the Fund equal to the number of Class C Shares held by the shareholder immediately prior to the reverse share split, divided by 24. For example, if you have a $2,400 investment in the Fund represented by 2,400 Class C Shares with a NAV per share of $1.00 at the time of the reverse share split, you will have a $2,400 investment in the Fund represented by 100 Class C Shares with a NAV per share of $24.00 immediately following the split.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

EQG21CSHRSTK 04-22